Exhibit 10.33

SECOND LEASE AMENDMENT

THIS LEASE AMENDMENT dated June 18, 2013 by and between CRYO-CELL INTERNTIONAL, INC. hereinafter referred to as “Tenant” and EJB BROOKER CREEK, LLC, as successor of Brooker Creek North I, LLLP, hereinafter referred to as “Landlord”.

WHEREAS, Tenant and Landlord did make and execute a Lease Agreement dated April 21, 2004 which was amended June 7, 2006 for premises located at 700 Brooker Creek Blvd., Suite 1800, Oldsmar, Florida (the “Lease”).

NOW THEREFORE, for and in consideration of the premises hereof, the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby agree as follows:

1.	Landlord and Tenant do hereby acknowledge and agree that the Lease obligations on the 9,600 SF Expansion Space shall be terminated and of no further force and effect as of May 1, 2013 upon receipt of a $150,000.00 termination fee less $41,769.64, which includes the May 2013 and June 2013 rent payments and the security deposit, within thirty (30) days of execution of this amendment.

2.	The lease term on the remaining 17,600 SF will be extended through December 31, 2015.

3.	The base rental rate for the 17,600 SF will be as follows:

	Base Rent/SF/Year	Monthly
5/13 – 12/13	9.84	14,432.00
1/14 – 12/14	10.14	14,872.00
1/15 – 12/15	10.44	15,312.00

4.	Tenant will be provided the option to renew and extend the lease for two (2) consecutive terms of six (6) months each exercisable upon written notice to Landlord at least 90 prior to expiration of the then current lease term. Should the renewal option be exercised, the base rental rate will continue to escalate 3% annually.

5.	Except as hereby amended, the Initial Lease remains unchanged and in full force and effect.

IN WITNESS THEREOF, the parties have caused this Agreement to be executed the day and year first written above.

WITNESS	TENANT: CRYO-CELL INTERNATIONAL, INC.

/s/ Jill Taymans	/s/ Mark Portnoy
Signature
V.P. Finance/CFO	Co-CEO
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LANDLORD: EJB BROOKER CREEK, LLC

Signature

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